INVESCO Money Market Funds, Inc.

              Supplement to Statement of Additional Information
                              dated October 1, 1997

The section of the above Company's Statement of Additional Information entitled "The Funds and Their Management--Sub-Advisory Agreement" is amended to (1) delete the third paragraph, and (2) substitute the following new paragraph in its place:

          The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee calculated at the following annual rates: prior to January 1, 1998, 0.15% of each Fund's average net assets; and, effective January 1, 1998, 0.1667% of the first $300 million of each Fund's average net assets, 0.1333% of the next $200 million of each Fund's average net assets and 0.10% of each Fund's average net assets in excess of $500 million.

The date of this Supplement is December 31, 1997.